UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 23, 2007
Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380

333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586

2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050

1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

Reference is made to Note 3 - Rate and Regulatory Matters to our financial statements under Part II, Item 8; Outlook and Liquidity and Capital Resources under Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part I, Item 1A. Risk Factors, all in the Form 10-K for the year ended December 31, 2006, of registrant Ameren Corporation (“Ameren”) and its registrant subsidiaries, Union Electric Company, doing business as AmerenUE (“UE”), Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Ameren Energy Generating Company (“Genco”), CILCORP Inc. (“CILCORP”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”), and Illinois Power Company, doing business as AmerenIP (“IP”) (collectively, the “registrants”), for a discussion of proposed rate freeze legislation in Illinois applicable to CIPS, CILCO and IP (collectively, the “Ameren Illinois utilities”) and a discussion of credit rating changes issued in response to proposed rate freeze legislation. Reference is also made to the Current Reports on Form 8-K filed by Ameren and certain of its registrant subsidiaries on March 15, 2007 and April 20, 2007.

On April 23, 2007, Standard & Poor’s Ratings Services (“S&P”) downgraded the credit ratings of the registrants as set forth in the following table:*

	From	To
Ameren:
Corporate Credit Rating	BBB	BBB-
Senior Unsecured Debt	BBB-	BB+

UE:
Corporate Credit Rating	BBB	BBB-
Senior Secured Debt	BBB	BBB-
Senior Unsecured Debt	BBB-	BB+
Preferred Stock	BB+	BB

CIPS:
Corporate Credit Rating	BBB-	BB
Senior Secured Debt	BBB	BBB-

Senior Unsecured Debt	BB+	B+
Preferred Stock	BB	B

GENCO:
Corporate Credit Rating	BBB	BBB-
Senior Unsecured Debt	BBB	BBB-

CILCORP:
Corporate Credit Rating	BBB-	BB
Senior Unsecured Debt	BB+	B+

CILCO:
Corporate Credit Rating	BBB-	BB
Senior Unsecured Debt	BBB	BBB-
Preferred Stock	BB	B

IP:
Corporate Credit Rating	BBB-	BB
Preferred Stock	BB	B

*
A credit rating is not a recommendation to buy, sell or hold securities. It should be evaluated independently of any other rating. Ratings are subject to revision or withdrawal at any time by the rating organization.

S&P indicated that the ratings of all of the registrants remain under review for possible further downgrade.

S&P indicated that the downgrade of the registrants was prompted by the passage of legislation in the Illinois Senate on April 20, 2007 that would roll back electric rates to pre-January 2, 2007 levels and freeze rates at those levels for at least one year, as well as require the refunding of revenues collected since January 1, 2007 due to rate increases. S&P noted that, if such legislation is signed into law, it would result in a significant revenue shortfall and materially affect the liquidity of the Ameren Illinois utilities. S&P further stated that the investment grade ratings of Ameren, UE, and Genco assume that if the Ameren Illinois utilities experience “significant stand-alone stress,” Ameren will not provide material support to the Ameren Illinois utilities. S&P indicated that while a complete rate rollback and freeze would be harmful to Ameren’s consolidated financial profile, it expects that in such event damage to Ameren, UE, and Genco would be contained and that S&P would likely keep Ameren’s, UE’s, and Genco’s corporate credit ratings investment grade.

The registrants expect that they may be faced with reduced access to capital as a result of the downgrades by S&P of the registrants’ corporate credit ratings. The downgrades may also increase the cost of borrowing and costs of fuel, power and gas supply, among other things, resulting in a negative impact on earnings. The registrants may also be required to post collateral or other assurances for certain trade obligations. Suppliers may also request prepayment for products and services.

On April 24, 2007, Moody's Investors Service, Inc. ("Moody's") stated its view that the passage of rate freeze legislation by the Illinois Senate was a negative development although it will not have an immediate impact on the credit ratings of Ameren or the Ameren Illinois utilities.  Moody's also stated that any progress toward passage of the legislation by the Illinois House could result in a ratings downgrade of the Ameren Illinois utilities.  Further,  Moody's said that enactment into law of such legislation could result in multi-notch downgrades of the ratings of the Ameren Illinois utilities well into speculative grade due to concerns about the impact on the financial performance of the Ameren Illinois utilities.

- - - - - - - - - - - - - - - - - - - -

This combined Form 8-K is being filed separately by Ameren, UE, CIPS, Genco, CILCORP, CILCO and IP. Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

FORWARD-LOOKING STATEMENTS

Statements in this report not based on historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions, and financial performance. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. The following factors, in addition to those discussed elsewhere in this report and in our other filings with the Securities and Exchange Commission, could cause actual results to differ materially from management expectations suggested in such forward-looking statements:

•
regulatory or legislative actions, including changes in regulatory policies and ratemaking determinations, such as the outcome of CIPS, CILCO and IP rate rehearing proceedings, or the enactment of legislation reducing electric rates to 2006 levels and freezing electric rates at such levels or similar actions that impair the full and timely recovery of costs in Illinois;

•	the success of any legal efforts or negotiations with stakeholders;
•	changes in laws and other governmental actions;
•	disruptions of the capital markets or other events that make access to necessary capital more difficult or costly;
•	the impact of the adoption of new accounting standards and the application of appropriate technical accounting rules and guidance;
•	actions of credit rating agencies and the effects of such actions;
•	the inability of our counterparties and affiliates to meet their obligations with respect to contracts and financial instruments; and
•	legal and administrative proceedings.

Given these uncertainties, undue reliance should not be placed on these forward-looking statements. Except to the extent required by the federal securities laws, we undertake no obligation to update or revise publicly any forward-looking statements to reflect new information or future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

UNION ELECTRIC COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

AMEREN ENERGY GENERATING COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CILCORP Inc.
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

ILLINOIS POWER COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

Date: April 25, 2007